TRACCS SOFTWARE PURCHASE AGREEMENT

     TELEMETRIX RESOURCE GROUP LTD., a Nova Scotia corporation ("Seller"), TELEMETRIX INC., a Delaware corporation ("Parent"), and NEXTECH CATALYSTS INC. ("Buyer"), execute this TRACCS SOFTWARE PURCHASE AGREEMENT ("Contract") effective as of August 31, 2000 ("Contract Date").

     WHEREAS,  Seller owns the Telemetrix Revenue Awareness Customer Care System
("TRACCS")  software  for  telecommunications   customer  billing  &  management
services;

     WHEREAS, Seller provides telecommunications customer billing & management services using TRACCS (the "Business");

     WHEREAS, Parent is Seller's ultimate corporate parent;

     WHEREAS, Buyer holds common stock of Superwire.com Inc. ("Superwire");

     WHEREAS, Buyer, Seller and Parent propose that Buyer acquire TRACCS and associated assets and assume selected liabilities of the Business in exchange for Superwire common stock owned by Buyer;

     NOW, THEREFORE, in consideration of the mutual promises and covenants of this Contract, the receipt and sufficiency of which is hereby acknowledged, the parties agree:

     1. Sale of TRACCS Assets. Seller hereby sells for the consideration set forth in Section 5 of this Agreement, assigns, and delivers to Buyer the assets identified in Schedule 1 (the "TRACCS Assets") and transfers the Approved Contracts identified on Schedule 3 assumed liabilities identified in Schedule 4. Except as identified in Schedule 1, all TRACCS Assets shall be transferred free and clear of all liens and encumbrances.

     2. Responsibility for Accounts Receivable. Seller shall retain ownership of all accounts receivables identified in Schedule 2 ("Accounts Receivables"). All Accounts Receivables arising from Seller's operation of the Business prior to August 31, 2000, including, but not limited to, the Accounts Receivable shown in
Schedule 2, shall belong to Seller and those Accounts Receivable arising from the operation of the Business by Buyer after September 1, 2000 shall belong to Buyer. Buyer shall, for a period of ninety (90) days following August 31, 2000, have the obligation to collect Seller's accounts receivable as Seller's agent without commission or compensation. Buyer shall use its best efforts, short of instituting legal action, to collect such Accounts Receivable. Buyer will not, without the consent of the Seller, compromise to settle for less than full value, any such Accounts Receivable, and, during the nine-day (90) period, all moneys collected from any customer indebted to Seller shall first be applied to such customer's account with Seller, provided, however, in the event Buyer shall discover that any of Seller's Accounts Receivable are disputed in good faith by the customer, Buyer shall promptly notify the Seller in writing. Seller shall have at least ten (10) days from receipt of such notice to investigate and/or object said such Accounts Receivables, and if, at the end of such period, the matter shall not have been resolved, Buyer shall return such Accounts Receivable to Seller and may thereafter deal with customers as if they were not indebted to Seller, without the obligation of applying any funds subsequently received from such customer to its account with Seller. Buyer shall account to Seller with respect to the collection of Seller's Accounts Receivables and remit to Seller the amount due Seller every seven (7) days during the ninety (90)-day period in which Buyer shall collect Seller's Accounts Receivables. Buyer shall remit by wire transfer all Amounts collected under this section.

         For credit to National Bank of Commerce: ABA Routing 104000058
         For further credit for Valley Bank and Trust:   7952000350
         For final credit for Telemetrix Inc. Account:  167882

The parties understand that Schedule 2 lists outstanding invoices and estimates of invoices which will be posted to Seller's customers for work completed through August 31, 2000 (the "Accounts Receivable Date") but does not include any work in progress after the Accounts Receivable Date.

     3. Assignment of Approved Contracts. Seller assigns all of its rights and interests to the leases, leasehold interests or contracts identified in Schedule 3 ("Approved Contracts"): Approved Contracts listed in Schedule 3 are hereby assigned to Buyer; Approved Contracts listed in Schedule 3.A will be automatically assigned to Buyer after Seller receives all requisite consents necessary to assign those Approved Contracts. Only the Approved Contracts will be transferred to Buyer; Buyer will not have any liability for any contractual obligation of Seller not expressly listed in Schedule 3.

     4. Assumption of Liabilities. Buyer hereby assumes the liabilities identified in Schedule 4 ("Assumed Liabilities"). Buyer does not assume or have any liability for any obligation or liability of Seller not identified in
Schedule 4.

     5. Transfer of Superwire Stock to Parent. Buyer hereby transfers 1 million shares of Superwire.com, Inc. ("Superwire") common stock (the "Superwire Stock") to Parent (an Executed Stock Power is attached as Exhibit 5). Parent agrees not to sell the Superwire Stock before January 1, 2001.

     6. Additional Superwire Stock to Parent. If the closing price for Superwire's common stock does not exceed ten dollars ($10.00) by January 1, 2001, then Buyer must transfer additional Superwire Stock to parent, so that the parent will own ten million dollars ($10,000,000) of Superwire common stock, such value to be based on the average closing price of Superwire common stock ten (10) consecutive trading days preceding February 1, 2001, provided, however, that the number of additional shares of Superwire common stock Buyer must transfer to Seller, pursuant to this Section 6 and shall not exceed Five Hundred Thousand (500,000) shares.

     7. Seller's Representations & Warranties. Seller represents and warrants that, to its actual knowledge after reasonable inquiry ("Knowledge"):

          7.1. Corporate Organization and Good Standing. Seller is duly organized, validly existing and in good standing under the laws of Nova Scotia.
          7.2. Ownership of Assets. Except as listed in Schedules 1, 2 & 3, Seller has exclusive ownership of the TRACCS Assets, Accounts Receivable and Approved Contracts, including all associated intellectual property rights.
          7.3. Corporate   Authority.   Seller  has  full  corporate  power  and
               authority to enter into this Contract and to perform its obligations.
          7.4. No Litigation. Except as identified in the Schedules, there is no litigation, proceeding, investigation pending or threatened that involves the TRACCS Assets, Accounts Receivable, Approved Contracts or Assumed Liabilities.
          7.5. Report by Management Network Group. Seller provided Buyer with a true and correct copy of the report by the Management Network Group that evaluated TRACCS. Seller does not represent or warrant as to the accuracy of that report.

     8. Parent's Representations & Warranties. Parent represents and warrants that:

          8.1. Accredited Investor. Parent has over $5 million in total assets and therefore is an "accredited investor" as defined in SEC Rule 501(a).
          8.2. Corporate Organization and Good Standing. Parent is duly organized, validly existing and in good standing under the laws of Delaware.
          8.3. Ownership of Seller. Parent indirectly owns 100% of Seller's voting stock and can direct Seller to enter into this Contract and to perform its obligations.
          8.4. Corporate   Authority.   Parent  has  full  corporate  power  and
               authority to enter into this Contract and to perform its obligations.

     9. Buyer's Representations and Warranties. Buyer represents and warrants that:

          9.1. Corporate Organization and Good Standing. Buyer is duly organized, validly existing and in good standing under the laws of the Province of Ontario, Canada.
          9.2. Corporate Authority. Buyer has full corporate power and authority to enter into this Contract and to carry out its obligations.
          9.3. Ownership  of Superwire  Shares.  Buyer has  exclusive  ownership rights to the Superwire Shares. The Superwire Shares are duly authorized, issued, fully paid and non-assessable.
          9.4. Rule 144(k) Qualification. Buyer has owned the Superwire Shares since its date of incorporation and acquired the Superwire Shares from a non-affiliate of Superwire. Buyer is not an affiliate of Superwire.
          9.5. Superwire Disclosure. Buyer caused Superwire to provide the Disclosure Information specified in the Superwire's. Officer's Certificate (Exhibit 6).
          9.6. No Litigation. There is no litigation, proceeding, investigation pending or threatened that involves the Superwire Shares.
          9.7. Officer's Certificates. Buyer shall cause Superwire to deliver and execute the Superwire.com Officer's Certificate representing and warranting certain matters as set forth in Exhibit 6.

     10. Further Assurances. Each party will execute such additional instruments and take such other actions requested by another party in order to effectuate this Contract.

     11. Governing Law. This Contract shall be governed by and construed and enforced in accordance with the laws of the State of Nebraska.

     12. Arbitration of Disputes. All disputes arising from this Agreement will be submitted to binding arbitration in accordance with the Expedited Procedures of the American Arbitration Association's Commercial Arbitration Rules. The arbitration will be held in Denver, Colorado. The Arbitrator's decisions must be delivered in writing supported by written findings of fact and conclusions of law. Any competent court may enter judgment upon the Arbitrator's awards. The prevailing party, as part of its damages, shall be entitled to recover its legal fees and expenses incurred in such action from the losing party.

     13. Construction and Interpretation. Unless the context requires otherwise, words denoting the singular may be construed as denoting the plural and the words of the plural may be construed as denoting the singular as is appropriate. The terms "include" and "including" mean "including without limitation". The term "laws" include constitutions, statutes, rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, restrictions and charges; a reference to a specific statute also refers to regulations relating to that statute. An "Affiliate" of a party means any person (individual or entity) that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the party. The section titles are stated only for convenience and shall not control or affect the interpretation or construction of any provision of this Contract. If any particular provision of this Contract is found to be invalid or unenforceable, it is to that extent deemed to be omitted in the particular jurisdiction(s) where the provision is invalid or unenforceable and the remaining provisions of this Contract shall not be affected by such omission. No provision of this Contract shall be altered, amended, revoked or waived, except by an instrument in writing signed by all parties. A waiver of a breach of any provision of this Contract shall not operate or be construed as a waiver of any subsequent or other breach. This Contract may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute a single instrument; provided, however, that this Contract shall not become binding upon any of the parties unless and until counterparts are executed by all parties. Each such counterpart shall be considered an original. A facsimile signature shall constitute an original signature.

     14. Entire Agreement. This Contract sets forth the entire agreement and understanding of the parties and supersedes all prior understandings, agreements or representations by or between the parties, whether written or oral.

     IN WITNESS WHEREOF, after reading and understanding its terms, each party's duly authorized representative has executed this Contract.

SELLER:                            TELEMETRIX RESOURCE GROUP LTD.,
                                   a Nova Scotia corporation

                                   By: /s/ Marguerite McKee
                                       -----------------------------------------
                                       Marguerite McKee, President

PARENT:                            TELEMETRIX INC., a Delaware corporation

                                   By: /s/ Michael J. Tracy
                                       -----------------------------------------
                                       Michael J. Tracy, Chief Executive Officer

BUYER:                             NEXTECH CATALYSTS INC.,
                                   an Ontario, Canada corporation

                                   By: /s/
                                       -----------------------------------------
                                       Secretary

                           SCHEDULE 1: BUSINESS ASSETS

A.   Business Assets not subject to Liens:

     1.  Telemetrix Revenue Awareness Customer Care System ("TRACCS") Software

     2.  Furniture:+       Area                       Quantity         Description
         -----------       ----                       --------         -----------

                           Financial                     1             work station
                                                         1             desk chair

                           Secretarial station           1             wooden 2 piece desk
                                                         1             desk chair

                           Exec office                   1             table
                                                         1             3 piece wooden desk
                                                         1             desk chair
                                                         6             table chairs
                                                         1             bookcase
                                                         1             wall cupboard
                                                         1             wood credenza

                           G Bigwood                     2             visitor chairs
                                                         1             desk chair
                                                         1             2 drawer file cabinet
                                                         1             2 piece wood desk

                           L Bigwood                     2             visitor chairs
                                                         2             desk chair
                                                         2             2 drawer file cabinet
                                                         1             2 piece wood desk

                           N Jamshed                     2             visitor chairs
                                                         1             desk chair
                                                         1             4 drawer file cabinet
                                                         1             wood desk
                                                         1             small wood table

                           Printer                       1             wood credenzas

                           Workstations                 17

                           Chairs                       10

                           File cabinets                 3             four drawer

                           Meeting room                  1             long wood table chairs

----------------------------

+  The Call center furniture belongs to Mondetta, which had loaned it to Seller.

                           SCHEDULE 1: BUSINESS ASSETS
                                   (continued)

A.   Business Assets not subject to Liens: (continued)

     3.  Computers:
         ---------

              Type                  Mfr.             Model                      Serial Number
              ----                  ---              -----                      -------------
              Desktop               Dell             D1028L                     66746-JDUUQ-68
              Desktop               Dell             VCDTS21348-2M              8490309879
              Laptop                Toshiba          PAS250CA                   7801270
              Desktop               Compaq           491                        615CBQ3AAQ77
              Laptop                IBM              2640-40U                   78-RB533
              Desktop               IBM              Netfinity 3000
              Desktop               Dell                                        E80HQ
              Desktop               Dell             PowerEdge 2200
              Desktop               IBM              6892                       235YMME
              Desktop               Acer             M11E/H71                   83016143AQ
              Desktop               Dell             PowerEdge 2300
              Desktop               IBM              Netfinity 3000
              Desktop               Compaq
              Laptop                Acer             Extensa                    9147A015019110013BM
              Laptop                Dell             Insprion 3200              5119C
              Desktop               IBM                                         8G84610952
              Desktop               IBM              6892                       23N7579
              Laptop                Acer             Extensa                    9145B01605903002F4K
              Desktop               IBM              6892                       23N7798
              Desktop               IBM              6892                       23N8017
              Desktop               IBM              6892                       23N7616
              Desktop               Dell             PowerEdge 2200
              Desktop               Dell             OptiPlexGx1p               46EZA
              Desktop               Dell             PowerEdge 2300
              Desktop               Dell                                        E80HR
              Laptop                Dell

     4.  Business Solutions AS 400 Computer

              Equipment Type/Part#          Quantity          Serial Number
              --------------------          --------          -------------
              AS 400 Terminals                   10           unknown
              9406         E35                                10-29261
              9337         240                                10-19110
                                                              10-16442
                                                              10-11073
                                                              10-14683

                           020                                10-03464
                                                              10-12225
                                                              10-07467
                                                              10-05146
              D60          9406                               10-25129
              9337         020                                10-02781
              9337         020                                10-04176
              9337                                            10-11626
              9337                                            10-05288
              9337                                            10-05848
              9406         5042                               10-05118
              9406         5042                               10-01095
              9336         020                                10-16168

Proprietary System Software

Telemetrix Revenue Assurance and Customer Care System:
         -  all program source code
         -  all procedures
         -  all utilities
         -  all user documentation
         -  all system documentation
         -  all P.C. related support code and utilities


Pre-Paid Unlimited Usage Plan:

         -  all program source code
         -  all procedures
         -  all utilities
         -  all user documentation
         -  all system documentation
         -  all P.C. related support code and utilities
         -  all Database engines compilers, utilities
         -  all 3rd Party support software
         -  all AS/400 related support code and utilities

AS/400 Hardware/System Software Inventory

AS/400 Model D-60 Processor        s/n 9406-FC5042-05288
                  Storage rack     s/n 10-00A6445
                  Storage rack     s/n 10-00A4467
                  Storage rack     s/n 10-00B0529
                  Storage rack     s/n 10-25129
                  Storage rack     s/n 10-04176

AS/400 Model E-35 Processor        s/n 9406-10-29261
                  Storage rack     s/n 10-0040189

AS/400 Model B-35 Processor        s/n 9406-10-0079483
                  Storage rack     s/n 10-0018175

All AS/400 Terminals, Routers, Hubs, and Cables

Powerware plus UPS (uninterruptible power supply) 3 racks s/n B0482A0133

QMS 3225 laser printer s/n Q0078268

QMS 3225 laser printer s/n Q0052595

IBM 3812 laser printer s/n 40707P170P

All Operating systems, Compilers, and Support Utilities

All AS/400 based 3rd Party support software

                           SCHEDULE 1: BUSINESS ASSETS
                                   (continued)

A.   Business Assets not subject to Liens: (continued)
     4.  Business Solutions AS 400 Computer (continued)
         ----------------------------------

              Equipment Type/Part#          Quantity          Serial Number
              --------------------          --------          -------------
              9336                                            10-31584
                                                              10-01528
                                                              10-09113
                                                              10-12903
                                                              10-13204
                                                              10-11981
                                                              10-15510
                                                              10-06011
                                                              10-02579
                                                              10-22468
              9337                                            10-13499
                                                              10-12322
                                                              10-18749
                                                              10-17457
                                                              10-04252
                                                              10-03448
              LMC Magna
              MCI 9955                                        12251

              IBM3570                                         1353947
              9347                                            38005
              9406               B35                          10-28201

              9336               010                          10-07227
                                                              10-04226
                                                              10-01795
                                                              10-01790
                                                              10-05392
                                                              10-08702
              Power Ware Plus UPS                             BQ48280113
              9347-001                                        10-09871
              Printers     QMS3225                2

                           SCHEDULE 1: BUSINESS ASSETS
                                   (continued)

B.   Business Assets subject to Liens:

         Asset                         Lienholder            Associated Document
         -----                         ----------            -------------------
           None Identified

C.   Assets specifically retained by TRG

     1.  Computers:
         ---------

              Type             Mfr.        Model             Serial Number
              ----             ---         -----             -------------
              Laptop           Acer        330               9140C0100591500383M
              Lapton           Acer        Extensa           9147A0132182900501M
              Desktop          IBM         6892              23N8221
              Laptop++         IBM         2640              78N544


     2.  Furniture:   Area          Quantity    Description
         ----------   ----          --------    -----------

                      M McKee           1       3-piece wood desk
                                        1       Desk chair
                                        4       Visitor chairs
                                        1       Credenza

                      G Wasylyk         1       2-piece desk
                                        1       credenza
                                        2       visitor chairs
                                        1       desk chair

                      Financial         1       desk chair
                                        1       visitor chair
                                        1       workstation
                                        2       2-drawer file cabinet
                                        1       4-drawer file cabinet

                      Display Booth     1       10'x10' Nimlok with accessories



-------------------------

++  With Oz Pedde In Winnepeg.

                        SCHEDULE 2: ACCOUNTS RECEIVABLES
                              As of August 31, 2000


Name                                     Total Due


Christian Telecom Network                US $   8,629.63

Commonwealth                             US $   5,008.21

Comtel Communications                    US $  73,981.18

FON Digital Network                      US $       0.00

Mondetta Telecommunications              US $  73,683.63

Promise Net International                US $  20,752.45

TransNet Connect                         US $   7,642.33

UC Hub Inc.                              US $  13,415.07


TOTAL                                    US $ 203,112.50

Less Mondetta                                 -73,683.63
Accounts Receivable Balance
   Due on Closing                             129,428.87
                                              ----------

NOTES

                         SCHEDULE 3: APPROVED CONTRACTS

A.   Contracts immediately assignable:

     1.  Photocopier and fax machine lease (with Image Financial (formally OE
         ---------------------------------                      Canon Leasing)).

     2.  Customer Contracts
         ------------------
         Comtel

         UCHub (to be signed)

         Transnet Connect

         CTN

         CommonWealth/Wordlink

         FON Digital

         PromiseNet

         Canyon Telecom

         Technology Depot (inactive)

         USA Digital (inactive)

     3.  Other Contracts:  Tony Kemp Employment Agreement
         ---------------

B.   Contracts to be assigned after receiving requisite consents:

     1.  Dell computer leases:
         --------------------

                                                                              Lease                             Monthly
         Lease No.        Mfr.      Product            Serial Number          Term     Started    Expires       Payment
         ---------        ----      -------            -------------          ----     -------    -------       -------
         270158-003       Dell      Inspiron 3200      5119C                 2 years    10/1/98    10/1/00     $215.96
         270158-004       Dell      Inspiron                                 2 years     2/1/00     2/1/01     $294.09
         270158-006       Dell      SQL Server         E80HR                 3 years     4/5/00     4/5/03     $576.84

     2.  IAC computer leases:
         -------------------

                                                                           Lease                             Monthly
         Lease No.        Mfr.     Product       Serial Number             Term         Started   Expires    Payment
         ---------        ----     -------       -------------             ----         -------   -------    -------
         Schedule         IBM                    8484610952
                          IBM      6892          23N7579
                          Acer     Extensa       9145B01605903002F4K
                          IBM      6892          23N7798
                          IBM      6892          23N8017
                          IBM      6892          23N7616
                          Dell     OptiPlexGx1p  4EZA


                                           SCHEDULE 3: APPROVED CONTRACTS
                                                     (continued)

B.   Contracts to be assigned after receiving requisite consents: (continued)

     2.  IAC computer leases:
         -------------------

                                                                                                                Monthly
         Lease No.        Product         Term       Started    Expires         Rent      GST      PST          Payment
         ---------        -------         ----       -------    -------      ---------    ---      ---          -------
         Schedule A                       3 years      12/5/98    12/5/01                                       $705.78
         Schedule B                       3 years       1/1/99     1/1/02                                       $436.20
         Schedule C                       3 years      12/5/98    3/13/02                                       $567.49


     3.  Rented Equipment for Business Solutions AS 400
         ----------------------------------------------

                  Equipment Type/Part#    Serial Number
                  --------------------    -------------
                  9406         D60        10-AS712
                  9406         5042       10-02005
                  9337         240        10-18707
                                          10-18654
                                          10-18099
                                          10-36799

                         SCHEDULE 4: ASSUMED LIABILITIES



A. All Liabilities incurred after Closing on the TRACCS Assets and Approved Contracts.

B. All personal property taxes with respect to the TRACCS Assets and Approved Contracts after Closing.


C. The following Employee at the salary indicated and employment contract, as noted:

Name                  Salary           CPP/EI            Comments
----                  ------           ------            --------
Kemp    Tony          $5,458.33        $392.14           Employment contract

        EXHIBIT 5: STOCK POWER AND ASSIGNMENT FOR BUYER'S SUPERWIRE STOCK


     FOR VALUE RECEIVED, Nextech Catalysts Inc , ("Assignor"), does hereby transfer unto Telemetrix Inc., a Delaware corporation ("Transferee"), 1,000,000 common shares (the "Shares") of SUPERWIRE.COM, INC., a Nevada corporation (the "Corporation"). The Shares are registered in Assignor's name on the Corporation's stock records and are represented by attached Stock Certificate No. . Assignor hereby irrevocably appoints the Corporation's corporate Secretary, with full power of substitution, as attorney-in-fact to transfer the Shares on the Corporation's stock records.

ASSIGNOR:                             NEXTECH CATALYSTS INC.


                                      By:
                                          --------------------------------------





---------------------------         )
                                    ) ss.
---------------------------         )


     ________________________________ personally appeared before me and provided me with satisfactory evidence of his identity. After being duly sworn, he stated he is the _______________________of Nextech Catalysts Inc. ("Assignor"), executed the foregoing STOCK POWER AND ASSIGNMENT ("Document") in his capacity as Assignor's Partner, and certified that by his execution of this Document Assignor executed and verified this Document.

         WITNESS my hand and official seal.



                                    Notary Public
                                                 -------------------------------

                                    My commission expires:
                                                          ----------------------

                   EXHIBIT 6: SUPERWIRE OFFICER'S CERTIFICATE

     The undersigned ("Executive") hereby certifies that he is the duly elected, qualified, and serving President of SUPERWIRE.COM, INC., a Nevada corporation ("Company"). Company represents and warrants that, on the day of this
Certificate:

     1. Corporate Organization and Good Standing. Company is duly organized, validly existing and in good standing under the laws of Nevada.

     2. Nextech Catalysts Inc. ("Buyer") owns at least one million shares of the Company's common stock. The stock owned by Buyer was duly authorized and issued and is fully paid and nonaccessable. Buyer's owned that Company stock since its date of the incorporation. Buyer is not a Company affiliate "as defined in SEC Rule 144(a)(1)," the Buyer has never been a Company affiliate, and Buyer did not acquire the Company stock referred to in this paragraph from a Company Affiliate.

     3. Company provided TELEMETRIX RESOURCE GROUP LTD. ("Seller") and TELEMETRIX INC., a Delaware corporation ("Parent") with documents and information  about  the  Company  ("Disclosure  Information").  That  Disclosure
Information:

     3.1. is accurate and complete;
     3.2. includes all public information specified in SEC Rule 144(c)(2);
     3.3. contains all documents and information provided to either the SEC or the National Association of Securities Dealers ("NASD");
     3.4. does not make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading;

Since the date of the Disclosure Information, there has been no material adverse change in the Company's business, financial condition, properties, results of operations or prospects.

     4. No material litigation or other material proceeding has been commenced by any person or governmental agency relating to the offering of Company's common stock or against the Company or its properties which is material to the Company's business, financial condition, properties, results of operations or prospects.

     Company provides this Officer's Certificate in accordance with Section 10 of the TRACCS Software Purchase Agreement, dated August 11, 2000, among TELEMETRIX RESOURCE GROUP LTD., TELEMETRIX INC., a Delaware corporation ("Parent"), and Nextech Catalysts Inc. Buyer.

     IN WITNESS WHEREOF, I execute this Certificate as of August 31, 2000.

                                       SUPERWIRE.COM, INC., a Nevada corporation

                                       By:
                                          --------------------------------------
                                          President